UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2021

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Information to be Included in the Report

Item 2.02	Results of Operations and Financial Condition.

On February 4, 2021, Modine Manufacturing Company (the “Company”) issued a press release (the “Earnings Release”) announcing the Company’s results of operations and financial condition for the third quarter ended December 31, 2020.  The Earnings Release was attached as Exhibit 99.1 to the Current Report on Form 8-K furnished to the Securities and Exchange Commission on February 4, 2021.

Subsequent to the issuance of the Earnings Release, the Company discovered that in calculating Adjusted Earnings per Share for the third quarter of fiscal 2021, it had inadvertently added back an income tax valuation allowance adjustment of $6.6 million that had previously been recorded in the second quarter of fiscal 2021.  The error resulted in Adjusted Earnings per Share being overstated by $0.13 for the third quarter and first nine months of fiscal 2021.

As corrected, Adjusted Earnings Per Share was as follows:

	Three months ended December 31, 2020	Nine months ended December 31, 2020
Adjusted Earnings Per Share as reported	$0.41	$0.75
Correction for income tax valuation allowance	(0.13)	(0.13)
Corrected Adjusted Earnings Per Share	$0.28	$0.62

The correction described above did not impact the condensed consolidated financial statements of the Company that were prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) and included in the Company’s quarterly report on Form 10-Q for the quarterly period ended December 31, 2020, and did not have a material effect on the footnotes to such financial statements.

Non-GAAP Financial Disclosures

Adjusted Earnings Per Share as used in the Earnings Release and in this Amendment No. 1 to the Company’s Current Report on Form 8-K dated February 4, 2021 is not a measure that is defined under GAAP.  This non-GAAP measure is used by management as a performance measure to evaluate the Company’s overall financial performance.  The Company believes this measure provides a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using this measure in combination with the GAAP measures. However, this measure is not, and should not be viewed, as a substitute for the applicable GAAP measures, and may be different from similarly-titled measures used by other companies.  Please refer to the Earnings Release for additional discussion of Adjusted Earnings Per Share.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By:	/s/ Neil D. Brinker
Neil D. Brinker
President and Chief Executive Officer

Date:  March 9, 2021